                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934

      Date of Report (Date of earliest event reported): March 16, 1994

                          CoreStates Financial Corp
- --------------------------------------------------------------------------------
             (Exact name of registrant specified in its Charter)

   Pennsylvania                 0-6879                    23-1899716
- --------------------------------------------------------------------------------
   (State or other            (Commission                 (IRS Employee
   jurisdiction of            File Number)                identification No.)
   incorporation)

                   Centre Square West, 1500 Market Street
                   Philadelphia, Pennsylvania             19101
- --------------------------------------------------------------------------------
            (Address of principal executive offices)   (zip Code)

        Registrant's telephone, including area code:  (215) 973-3806

- --------------------------------------------------------------------------------
       (Former name and former address, if changed since last report)





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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On March 16, 1994, CoreStates Financial Corp (the "Corporation") acquired all of the outstanding shares of Constellation Bancorp ("Constellation"). The acquisition was effected through a merger of Constellation with and into the Corporation (the "Merger") in accordance with (i) an Amended and Restated Agreement and Plan of Merger between the Corporation and Constellation dated as of August 2, 1993 (the "Agreement"). The Agreement is attached as Appendix I to Constellation's Proxy Statement, dated February 11, 1994 (the "Proxy Statement"), which is Exhibit 2.1 hereto. The Articles of Merger dated March 16, 1994 are Exhibit 2.2 hereto. The statements herein are qualified in their entirety by Exhibits 2.1 and 2.2, which are incorporated herein by reference.

     In the Merger, shareholders of Constellation received 0.4137 share of common stock of the Corporation, par value $1.00 per share ("Corporation Common Shares"), for each outstanding share of common stock of Constellation, no par value per share ("Constellation Common Shares"). A total of 11,288,051 Corporation Common Shares were issued in the Merger. In addition, each option to purchase Constellation Common Shares outstanding under Constellation's stock option plans was converted into an option to purchase the number of Corporation Common Shares equal to the number of Constellation Common Shares subject to such option multiplied by a formula to reflect the exchange ratio for the Merger. The Merger is being treated for accounting purposes as a pooling of interests.

     Constellation, a bank holding company, was engaged through Constellation Bank, N.A. and its subsidiaries in providing commercial banking services, consumer banking services, financial and corporate services, trust services, mortgage origination service, mortgage administration services and equipment leasing services. The Corporation intends to continue such uses for the assets of Constellation.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) Consolidated Financial Statements of Constellation Bancorp and its Subsidiaries.

          (1) Consolidated Balance Sheets of Constellation Bancorp and its Subsidiaries as of December 31, 1993 and 1992. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed).

          (2) Consolidated Statements of Income of Constellation and its Subsidiaries for the years ended December 31, 1993, 1992 and 1991. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (3)  Consolidated Statements of Changes in

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Shareholders' Equity of Constellation Bancorp and its Subsidiaries for the
years ended December 31, 1993, 1992 and 1991. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (4) Consolidated Statements of Cash Flows of Constellation Bancorp and its Subsidiaries for the years ended December 31, 1993, 1992, and 1991. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

          (5) Notes to Consolidated Financial Statements of Constellation Bancorp and its Subsidiaries. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed).

      (b)  Pro Forma Financial Information (Unaudited).

           (1) Pro Forma Condensed Combined Balance Sheet of the Corporation as of December 31, 1993 (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.)

           (2) Pro Forma Condensed Combined Statement of Income of the Corporation for the fiscal years ended December 31, 1993, 1992 and 1991. (To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after the date this Form 8-K is filed.)

     (c)  Exhibits.

           (2.1) Amended and Restated Agreement and Plan of Merger, dated as of August 2, 1993 between Constellation Bancorp and the Corporation, incorporated herein by reference to Appendix I to the Proxy Statement - Prospectus in the Corporation's Registration Statement on Form S-4, Registration No. 33-51429.

           (2.2)  Articles of Merger, dated March 16, 1994.

                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORESTATES FINANCIAL CORP
                                           (Registrant)

                                       By: /s/ David T. Walker
                                          -----------------------
                                          David T. Walker
                                          Deputy Chief Counsel
Dated:  April 4, 1994

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

                                Exhibit Index
                                -------------



Exhibit No.                                                    Page
- ----------                                                     ----
2.1         Amended and Restated Agreement           Incorporated herein
            and Plan of Merger between               by reference to
            Constellation and the                    Appendix I to the
            Corporation.                             Proxy Statement-
                                                     Prospectus in Exhibit
                                                     2 of Corporation's
                                                     Registration
                                                     Statement on Form
                                                     S-4, Registration No.
                                                     33-51429

2.2         Articles of Merger dated                          5
            March 16, 1994




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